Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the year ended December 31,
	2010	2009	2008
	(unaudited in millions, except per unit amounts)

Operating revenue	$7,736.1	$5,731.8	$9,898.7

Operating expenses
Cost of natural gas	5,963.3	4,180.8	8,454.5
Environmental costs	600.8	2.4	5.5
Operating and administrative	582.1	546.2	507.5
Power	141.1	128.1	140.7
Depreciation and amortization	311.2	257.7	209.9
Impairment charge	10.3	—	—

	7,608.8	5,115.2	9,318.1

Operating income	127.3	616.6	580.6
Interest expense	274.8	228.6	180.6
Other income	17.5	13.4	1.9

Income (loss) from continuing operations before income tax expense	(130.0)	401.4	401.9
Income tax expense	7.9	8.5	7.0

Income (loss) from continuing operations	(137.9)	392.9	394.9
Income (loss) from discontinued operations, net of tax	—	(64.9)	8.3

Net income (loss)	(137.9)	328.0	403.2
Less: Net income attributable to noncontrolling interest	60.6	11.4	—

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$(198.5)	$316.6	$403.2

Net income (loss) allocable to limited partner interests
Income (loss) from continuing operations	$(260.1)	$324.4	$345.4
Income (loss) from discontinued operations	—	(63.6)	8.1

Net income (loss) allocable to limited partner interests	$(260.1)	$260.8	$353.5

Basic and diluted earnings per limited partner unit
Income (loss) from continuing operations	$(2.18)	$2.78	$3.55
Income (loss) from discontinued operations	—	(0.54)	0.09

Net income (loss) per limited partner unit (basic and diluted)	$(2.18)	$2.24	$3.64

Weighted average limited partner units outstanding	119.6	116.4	97.1

Cash distributions paid per limited partner unit outstanding	$4.0475	$3.9600	$3.8800

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the year ended December 31,
	2010	2009	2008
	(unaudited; in millions)
Cash provided by operating activities
Net income (loss)	$(137.9)	$328.0	$403.2
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	311.2	269.3	223.4
Derivative fair value losses (gains)	6.1	15.2	(68.8)
Inventory market price adjustments	4.1	3.6	11.6
Environmental costs	600.8	4.9	5.9
Gain (loss) on sale of net assets	—	(1.6)	—
Impairment charge	10.3	66.1	—
Other	9.7	7.2	19.6
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	(20.0)	(45.7)	56.1
Due from General Partner and affiliates	(9.1)	22.5	(13.3)
Accrued receivables	(231.2)	66.5	91.5
Inventory	(68.0)	(22.9)	46.0
Current and long-term other assets	(2.0)	(44.4)	10.2
Due to General Partner and affiliates	3.9	0.1	(3.6)
Accounts payable and other	55.3	(2.3)	(11.9)
Environmental liabilities	(337.1)	(2.2)	(5.3)
Accrued purchases	161.1	47.5	(222.6)
Interest payable	15.0	11.3	13.1
Property and other taxes payable	8.7	6.0	10.3
Settlement of interest rate derivatives	(3.0)	(0.7)	(22.1)

Net cash provided by operating activities	377.9	728.4	543.3

Cash used in investing activities
Additions to property, plant and equipment	(716.2)	(1,292.1)	(1,375.4)
Changes in construction payables	12.6	(32.3)	(40.0)
Acquisitions	(713.3)	—	(11.7)
Proceeds from sale of net assets	—	150.8	—
Other	(10.9)	—	(1.2)

Net cash used in investing activities	(1,427.8)	(1,173.6)	(1,428.3)

Cash provided by financing activities
Net proceeds from unit issuances	414.7	1.0	731.6
Distributions to partners	(481.6)	(395.0)	(286.7)
Repayments of long-term debt	(31.0)	(420.7)	(56.0)
Repayment of loan from General Partner	(330.7)	—	—
Repayment of affiliate notes payable	—	(130.0)	—
Net proceeds from issuances of long-term debt	890.5	—	1,286.7
Net borrowings (repayments) under Credit Facility	(765.0)	598.2	(233.2)
Net commercial paper borrowings (repayments)	884.7	—	(268.0)
Borrowings from General Partner	408.4	269.7	—
Contribution from noncontrolling interest	102.3	329.7	—
Distributions to noncontrolling interest	(38.6)	—	—
Other	(2.5)	(4.0)	—

Net cash provided by financing activities	1,051.2	248.9	1,174.4

Net increase (decrease) in cash and cash equivalents	1.3	(196.3)	289.4
Cash and cash equivalents at beginning of year	143.6	339.9	50.5

Cash and cash equivalents at end of period	$144.9	$143.6	$339.9

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	December 31,
	2010	2009
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$144.9	$143.6
Receivables, trade and other, net of allowance for doubtful accounts of $1.8 in 2010 and $6.8 in 2009	171.2	148.5
Due from General Partner and affiliates	27.1	18.0
Accrued receivables	683.7	440.4
Inventory	134.7	71.9
Other current assets	58.3	47.5

	1,219.9	869.9
Property, plant and equipment, net	8,641.6	7,716.7
Goodwill	246.7	246.7
Intangibles, net	276.4	82.9
Other assets, net	56.4	72.1

	$10,441.0	$8,988.3

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$53.3	$46.2
Accounts payable and other	289.2	198.1
Environmental liabilities	227.0	7.3
Accrued purchases	596.4	428.6
Interest payable	60.3	45.3
Property and other taxes payable	49.1	38.8
Loan from General Partner	11.6	269.7
Current maturities of long-term debt	31.0	31.0

	1,317.9	1,065.0
Long-term debt	4,778.9	3,791.2
Note payable to General Partner	335.8	—
Other long-term liabilities	122.9	62.2

	6,555.5	4,918.4

Commitments and contingencies

Partners’ capital
Class A common units (104,542,053 and 97,443,352 at December 31, 2010 and 2009, respectively)	2,641.0	2,884.9
Class B common units (3,912,750 at December 31, 2010 and 2009)	64.9	78.6
i-units (17,642,711 and 16,388,867 at December 31, 2010 and 2009, respectively)	579.1	588.8
General Partner	256.8	251.1
Accumulated other comprehensive income (loss)	(121.7)	(74.6)

Total Enbridge Energy Partners, L.P. partners’ capital	3,420.1	3,728.8
Noncontrolling interest	465.4	341.1

Total partners’ capital	3,885.5	4,069.9

	$10,441.0	$8,988.3

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER INTEREST

We allocate our net income among our general partner and limited partners using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income, including any incentive distribution rights, or IDRs, embedded in the general partner interest, to our general partner, Enbridge Energy Company, Inc. and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our general partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our general partner and limited partners based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement. The formula for distributing available cash as set forth in our partnership agreement is as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.59	2%	98%
First Target Distribution	> $0.59 to $0.70	15%	85%
Second Target Distribution	> $0.70 to $0.99	25%	75%
Over Second Target Distribution	In excess of $0.99	50%	50%

We determined net income per limited partner unit as follows:

	For the year ended December 31,
	2010	2009	2008
	(unaudited; in millions, except per unit amounts)
Net income (loss)	$(137.9)	$328.0	$403.2
Less: Net income attributable to noncontrolling interest	60.6	11.4	—

Net income (loss) attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	(198.5)	316.6	403.2
Less: Net income (loss) from discontinued operations	—	(64.9)	8.3

Net income (loss) from continuing operations attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	(198.5)	381.5	394.9
Less distributions paid:
Incentive distributions to our general partner	(66.9)	(50.4)	(42.4)
Distributed earnings allocated to our general partner	(10.1)	(9.5)	(8.1)

Total distributed earnings to our general partner	(77.0)	(59.9)	(50.5)
Total distributed earnings to our limited partners	(493.1)	(462.6)	(396.5)

Total distributed earnings	(570.1)	(522.5)	(447.0)

Overdistributed earnings	$(768.6)	$(141.0)	$(52.1)

Weighted average limited partner units outstanding	119.6	116.4	97.1

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$4.12	$3.97	$4.08
Overdistributed earnings per limited partner unit (2)	(6.30)	(1.19)	(0.53)

Net income (loss) from continuing operations attributable to our limited partner interests per limited partner unit	(2.18)	2.78	3.55
Net income (loss) from discontinued operations attributable to our limited partner interests per limited partner unit	—	(0.54)	0.09

Net income (loss) per limited partner unit (basic and diluted)	$(2.18)	$2.24	$3.64

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)

Represents the limited partners’ share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and underdistributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments: Liquids, Natural Gas, and Marketing.

The following tables present financial information about our business segments and corporate activities:

	For the three months ended December 31, 2010
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$290.0	$1,722.9	$536.6	$—	$2,549.5
Less: Intersegment revenue	0.9	363.0	17.4	—	381.3

Operating revenue	289.1	1,359.9	519.2	—	2,168.2
Cost of natural gas	—	1,194.2	518.9	—	1,713.1
Environmental costs	118.7	—	—	—	118.7
Operating and administrative	81.7	87.8	1.9	0.8	172.2
Power	35.6	—	—	—	35.6
Depreciation and amortization	47.1	38.9	—	—	86.0

Operating income	6.0	39.0	(1.6)	(0.8)	42.6
Interest expense	—	—	—	75.8	75.8
Other income	—	—	—	1.4	1.4

Income (loss) from continuing operations before income tax expense	6.0	39.0	(1.6)	(75.2)	(31.8)
Income tax expense	—	—	—	0.4	0.4

Net income (loss)	6.0	39.0	(1.6)	(75.6)	(32.2)
Less: Net income attributable to the noncontrolling interest	—	—	—	15.3	15.3

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$6.0	$39.0	$(1.6)	$(90.9)	$(47.5)

Capital expenditures (excluding acquisitions)	$110.5	$73.7	$—	$2.9	$187.1

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as certain taxes, which are not allocated to the business segments.

	For the three months ended December 31, 2009
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$262.0	$1,172.3	$544.8	$—	$1,979.1
Less: Intersegment revenue	0.1	344.7	6.7	—	351.5

Operating revenue	261.9	827.6	538.1	—	1,627.6
Cost of natural gas	—	719.2	532.3	—	1,251.5
Environmental costs	0.4	—	—	—	0.4
Operating and administrative	73.2	72.7	1.1	2.2	149.2
Power	31.2	—	—	—	31.2
Depreciation and amortization	34.8	31.0	0.2	—	66.0

Operating income	122.3	4.7	4.5	(2.2)	129.3
Interest expense	—	—	—	58.7	58.7
Other income	—	—	—	10.9	10.9

Income from continuing operations before income tax expense	122.3	4.7	4.5	(50.0)	81.5
Income tax expense	—	—	—	1.7	1.7

Income from continuing operations	122.3	4.7	4.5	(51.7)	79.8
Loss from discontinued operations	—	2.6	—	—	2.6

Net income	122.3	7.3	4.5	(51.7)	82.4
Less: Net income attributable to the noncontrolling interest	—	—	—	9.1	9.1

Net income attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$122.3	$7.3	$4.5	$(60.8)	$73.3

Capital expenditures (excluding acquisitions)	$453.5	$18.8	$—	$6.5	$478.8

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as certain taxes, which are not allocated to the business segments.

	As of and for the year ended December 31, 2010
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$1,173.6	$5,745.7	$2,379.1	$—	$9,298.4
Less: Intersegment revenue	1.8	1,515.6	44.9	—	1,562.3

Operating revenue	1,171.8	4,230.1	2,334.2	—	7,736.1
Cost of natural gas	—	3,641.9	2,321.4	—	5,963.3
Environmental costs	600.8	—	—	—	600.8
Operating and administrative	265.5	303.6	8.9	4.1	582.1
Power	141.1	—	—	—	141.1
Depreciation and amortization	178.8	132.2	0.2	—	311.2
Impairment charge	10.3	—	—	—	10.3

Operating income	(24.7)	152.4	3.7	(4.1)	127.3
Interest expense	—	—	—	274.8	274.8
Other income	—	—	—	17.5	17.5

Income (loss) from continuing operations before income tax expense	(24.7)	152.4	3.7	(261.4)	(130.0)
Income tax expense	—	—	—	7.9	7.9

Net income (loss)	(24.7)	152.4	3.7	(269.3)	(137.9)
Less: Net income attributable to the noncontrolling interest	—	—	—	60.6	60.6

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$(24.7)	$152.4	$3.7	$(329.9)	$(198.5)

Total assets	$5,467.6	$4,494.1	$237.8	$241.5	$10,441.0

Capital expenditures (excluding acquisitions)	$427.7	$279.9	$—	$8.6	$716.2

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as certain taxes, which are not allocated to the business segments.

	As of and for the year ended December 31, 2009
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$972.2	$3,965.8	$2,164.3	$—	$7,102.3
Less: Intersegment revenue	0.4	1,344.9	25.2	—	1,370.5

Operating revenue	971.8	2,620.9	2,139.1	—	5,731.8
Cost of natural gas	—	2,091.5	2,089.3	—	4,180.8
Environmental costs	1.3	1.1	—	—	2.4
Operating and administrative	247.1	287.5	6.4	5.2	546.2
Power	128.1	—	—	—	128.1
Depreciation and amortization	133.3	123.0	1.4	—	257.7

Operating income	462.0	117.8	42.0	(5.2)	616.6
Interest expense	—	—	—	228.6	228.6
Other income	—	—	—	13.4	13.4

Income from continuing operations before income tax expense	462.0	117.8	42.0	(220.4)	401.4
Income tax expense	—	—	—	8.5	8.5

Income from continuing operations	462.0	117.8	42.0	(228.9)	392.9
Loss from discontinued operations	—	(64.9)	—	—	(64.9)

Net income	462.0	52.9	42.0	(228.9)	328.0
Less: Net income attributable to the noncontrolling interest	—	—	—	11.4	11.4

Net income attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$462.0	$52.9	$42.0	$(240.3)	$316.6

Total assets	$5,179.0	$3,306.8	$242.9	$259.6	$8,988.3

Capital expenditures (excluding acquisitions)	$1,149.1	$125.0	$—	$18.0	$1,292.1

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as certain taxes, which are not allocated to the business segments.